SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 16, 2000
                                                  -----------------------------

                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Alabama                             1-3164                  63-0004250
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)        Identification No.)


     600 North 18th Street, Birmingham, Alabama                         35291
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (205)  257-1000
                                                     --------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.


         (c)   Exhibits.

                23    -    Consent of Arthur Andersen LLP.

                27    -    Financial Data Schedule.

                99    -    Audited Financial Statements of Alabama Power
                           Company as of December 31, 1999.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ALABAMA POWER COMPANY


                                             By  /s/Wayne Boston
                                                 Wayne Boston
                                                Assistant Secretary

Date:    March 2, 2000